SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                         Date of Report: April 30, 2004


                           IVP TECHNOLOGY CORPORATION
                           --------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              NEVADA                   000-30397             65-6998896
              ------                   ---------             ----------
   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)      Identification No.)

                        156 FRONT STREET WEST, SUITE 210
                            TORONTO, ONTARIO M5J 2L6
                            ------------------------
                    (Address of principal executive offices)

                                 (416)-252-6200
                                 --------------
                (Registrant's Executive Office Telephone Number)

ITEM 9.  REGULATION FD DISCLOSURE

      Effective May 1, 2004, IVP Technology Corporation a/k/a ActiveCore Technologies and MDI Solutions will move their principal offices to the following address:

                        156 Front Street West, Suite 210
                        Toronto, Ontario M5J 2L6
                        Telephone - (416) 252-6200 ActiveCore
                        Telephone - (416) 255-5113 MDI Solutions
                        Fax - (416) 252-4578

      All inquiries should be directed to IVP Technology Corporation at the new address and telephone number.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2004              IVP TECHNOLOGY CORPORATION


                                    By:   /s/ BRIAN MACDONALD
                                          --------------------------------------
                                    Name: Brian MacDonald
                                    Its:  Chairman and Chief Executive Officer

                                       2